EXHIBIT 32.1

                                  CERTIFICATION
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB of Navidec, Inc. (the "Company") for the six months ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), John R. McKowen, as Chief Executive Officer and Principal Financial Officer of the Company, hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/  John R. McKowen
---------------------------
John R. McKowen
Chief Executive Officer and
 Principal Financial Officer


August 12, 2004